================================================================================

                                   $75,000,000

                                CREDIT AGREEMENT

                                      AMONG

                              LA QUINTA INNS, INC.

                                 CERTAIN LENDERS

                                       AND

              NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE LENDER


                                November 17, 1997






================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE 1

                                   Definitions

Section 1.1  Defined Terms ..............................................    1
Section 1.2  Amendments and Renewals ....................................    9
Section 1.3  Construction ...............................................    9

                                    ARTICLE 2

                                    Advances

Section 2.1  Revolving Credit Advances ..................................    9
Section 2.2  Manner of Borrowing and Disbursement .......................    9
Section 2.3  Interest ...................................................   11
         (a) On Base Rate Advances ......................................   11
         (b) On LIBOR Advances ..........................................   12
         (c) Interest if No Notice of Selection of Interest Rate Basis ..   12
         (d) Interest After an Event of Default .........................   12
Section 2.4  Fees .......................................................   12
Section 2.5  Prepayment .................................................   13
         (a) Voluntary Prepayments ......................................   13
         (b) Mandatory Prepayment .......................................   13
         (c) Prepayments, Generally .....................................   13
Section 2.6  Reduction of Commitment ....................................   13
         (a) Voluntary Reduction ........................................   13
         (b) Mandatory Reduction ........................................   13
         (c) General Requirements .......................................   13
Section 2.7  Non-Receipt of Funds by the Administrative Lender ..........   14
Section 2.8  Payment of Principal of Advances ...........................   14
         (a) End of Interest Period .....................................   14
         (b) Commitment Reduction .......................................   14
         (c) Maturity Date ..............................................   14
Section 2.9  Reimbursement ..............................................   14
Section 2.10 Manner of Payment ..........................................   15
Section 2.11 LIBOR Lending Offices ......................................   15
Section 2.12 Sharing of Payments ........................................   16
Section 2.13 Calculation of Rates .......................................   16
Section 2.14 Booking Loans ..............................................   16

Section 2.15 Taxes .......................................................   17

                                   ARTICLE 3

                              Conditions Precedent

Section 3.1  Conditions Precedent to the Initial Advances ................   20
Section 3.2  Conditions Precedent to All Advances ........................   21

                                   ARTICLE 4

                         Representations and Warranties

Section 4.1  Representations and Warranties ..............................   22
         (a) Existing Credit Agreement Representations and Warranties ....   22
         (b) Authorization ...............................................   22
         (c) Compliance with Other Loan Papers and
                Contemplated Transactions ................................   22
         (d) Compliance with Regulations G, T, U and X ...................   23
         (e) Disclosure ..................................................   23
Section 4.2  Survival of Representations and Warranties, etc .............   23

                                    ARTICLE 5

                                    Covenants

Section 5.1  Existing Credit Agreement ...................................   24
Section 5.2  Use of Proceeds .............................................   24
Section 5.3  Indemnity ...................................................   25

                                   ARTICLE 6

                                     Default

Section 6.1  Events of Default ...........................................   26
Section 6.2  Remedies ....................................................   27

                                   ARTICLE 7

                            Changes in Circumstances

Section 7.1  LIBOR Basis Determination Inadequate ........................   28
Section 7.2  Illegality ..................................................   28
Section 7.3  Increased Costs .............................................   28
Section 7.4  Effect On Base Rate Advances ................................   30

Section 7.5  Capital Adequacy .............................................   30

                                   ARTICLE 8

                             AGREEMENT AMONG LENDERS

Section 8.1  Agreement Among Lenders ......................................   31
         (a) Administrative Lender ........................................   31
         (b) Replacement of Administrative Lender .........................   31
         (c) Expenses .....................................................   31
         (d) Delegation of Duties .........................................   32
         (e) Reliance by Administrative Lender ............................   32
         (f) Limitation of Administrative Lender's Liability ..............   32
         (g) Liability Among Lenders ......................................   33
         (h) Rights as Lender .............................................   33
Section 8.2  Lender Credit Decision .......................................   33
Section 8.3  Benefits of Article ..........................................   33

                                   ARTICLE 9

                                  Miscellaneous

Section 9.1  Notices ......................................................   34
Section 9.2  Expenses .....................................................   34
Section 9.3  Waivers ......................................................   35
Section 9.4  Determination by the Lenders Conclusive and Binding ..........   36
Section 9.5  Set-Off ......................................................   36
Section 9.6  Assignment ...................................................   36
Section 9.7  Counterparts .................................................   38
Section 9.8  Severability .................................................   38
Section 9.9  Interest and Charges .........................................   38
Section 9.10 Confidentiality ..............................................   39
Section 9.11 Headings .....................................................   39
Section 9.12 Amendment and Waiver .........................................   39
Section 9.13 Exception to Covenants .......................................   40
SECTION 9.14 GOVERNING LAW ................................................   40
SECTION 9.15 WAIVER OF JURY TRIAL .........................................   40
SECTION 9.16 ENTIRE AGREEMENT .............................................   41

Schedules


Schedule 1  LIBOR Lending Offices



Exhibits


Exhibit A:  Revolving Credit Note
Exhibit B:  Subsidiary Guaranty
Exhibit C:  Assignment Agreement
Exhibit D:  Confidentiality Agreement

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT is dated as of November 17, 1997, among LA QUINTA INNS, INC., a Texas corporation ("Borrower"), the Lenders from time to time party hereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent for the Lenders.

                                   BACKGROUND

     The Borrower has requested that the Lenders make a credit facility available to the Borrower in the maximum principal amount of $75,000,000 pursuant to this Agreement. The Lenders have agreed to provide such credit facility, subject to the terms and conditions set forth below.

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree that the Existing Credit Agreements are amended and restated in their entirety as follows:

                                    ARTICLE 1

                                   Definitions

     Section 1.1 Defined Terms. For purposes of this Agreement:

     "Additional Costs" has the meaning set forth in Section 8.5 hereof.

     "Adjusted LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by the Administrative Lender to be equal to the quotient obtained by dividing (a) the LIBOR Rate for such LIBOR Advance for such Interest Period by (b) 1 minus the Reserve Requirement for such LIBOR Advance for such Interest Period.

     "Administrative Lender" means NationsBank of Texas, N.A., a national banking association, as administrative agent for Lenders, or such successor administrative agent appointed pursuant to Section 9.1(b) hereof.

     "Advance" means a Revolving Credit Advance and "Advances" means Revolving Credit Advances.

     "Agreement" means this Credit Agreement, as amended, modified, supplemented and restated from time to time.

     "Agreement Date" means the date of this Agreement.

     "Applicable Law" means (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC ss.ss. 85 and 86, as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended ("Art. 1.04"), and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 15, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Papers.

     "Art.  1.04" has the meaning  specified in the  definition  of  "Applicable
Law."

     "Assignees" means any assignee of a Lender pursuant to an Assignment Agreement and has the meaning specified in Section 10.6 hereof.

     "Assignment Agreement" has the meaning specified in Section 9.6 hereof.

     "Authorized  Officer" means any of the following  officers of the Borrower:
President, Senior Vice President-Chief Financial Officer, or Vice President & General Counsel.

     "Authorized Signatory" means such senior personnel of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower, and to request Advances hereunder.

     "Base Rate Advance" means a Revolving Credit Advance which the Borrower requests to be made as a Base Rate Advance or which is reborrowed as a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof.

     "Base Rate Basis" means, for any day, a per annum interest rate equal to the higher of (a) the sum of (i) 0.50% plus (ii) the Federal Funds Rate on such day or (b) the Prime Rate on such day. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as the case may be, to account for such change.

     "Borrower" has the meaning specified in the initial paragraph of this Agreement.

     "Business Day" means a day on which commercial banks are open (a) for the transaction of business in Dallas, Texas and New York, New York, and, (b) with respect to any LIBOR Advance, for the transaction of international business (including dealings in Dollar deposits) in London, England.

     "Capital Stock" means, with respect to any Person, any capital stock, partnership or joint venture interests of such Person and shares, interests, participations or other ownership interests (however designated) of any Person and any rights (other than debt securities convertible into corporate stock), warrants or options to purchase any of the foregoing.

     "Code" means the Internal Revenue Code of 1986, as amended, together with all regulations thereunder.

     "Commitment" means $75,000,000, as reduced pursuant to Section 2.6 hereof.

     "Confidentiality  Agreement"  has the  meaning  specified  in Section  9.10 hereof.

     "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

     "Default"  means an Event of Default and/or any of the events  specified in
Section 7.1, regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

     "Default Rate" means a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the Prime Rate plus three percent.

     "Determining Lenders" means, on any date of determination, any combination of the Lenders having at least 51% of the aggregate amount of the Revolving Credit Advances then outstanding; provided, however, that if there are no Revolving Credit Advances outstanding hereunder, "Determining Lenders" shall mean any combination of Lenders whose Specified Percentages hereunder aggregate at least 51%.

     "Dollar" or "$" means lawful currency of the United States of America.

     "Event of Default" means any of the events specified in Section 6.1, provided that any requirement for notice or lapse of time has been satisfied.

     "Existing Credit Agreement" means that certain First Amended and Restated Credit Agreement, dated as of February 7, 1997, among the Borrower, the lenders party thereto and NationsBank of Texas, N.A., as amended, modified, supplemented or restated from time to time.

     "Existing Credit Agreement Representations and Warranties" has the meaning specified in Section 4.1(a) hereof.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Lender on such day on such transactions as determined by Administrative Lender.

     "GAAP" means generally accepted accounting principles, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question (except as stated in the last sentence of this definition). The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period, except as otherwise required by the adoption of Statements by the Financial Accounting Standards Board. Notwithstanding the foregoing, each determination and computation with respect to financial covenants and ratios in this Agreement shall be made in accordance with GAAP as in effect on the Agreement Date.

     "Guaranty Agreements" means the Subsidiary Guaranty and any other Guaranty executed by a Guarantor.

     "Guarantor" means each Significant Subsidiary.

     "Highest Lawful Rate" means at the particular time in question the maximum rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the indicated rate ceiling described in and computed in accordance with the provisions of Section (a)(1) of Art. 1.04, or (b) if the parties subsequently contract as allowed by Applicable Law, the quarterly ceiling or the annualized ceiling computed pursuant to Section (d) of Art. 1.04; provided, however, that at any time the indicated rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Sections (b)(1) and (2) of said Art. 1.04 shall control for purposes of such determination, as applicable.

     "Increased Advance Costs" has the meaning specified in Section 7.3 hereof.

     "Increased Advance Costs Retroactive Effective Date" has the meaning specified in Section 7.3 hereof.

     "Increased Advance Costs Set Date" has the meaning specified in Section 7.3 hereof.

     "Indemnified Matters" has the meaning specified in Section 5.3 hereof.

     "Indemnitees" has the meaning specified in Section 5.3 hereof.

     "Interest Period" means, for any LIBOR Advance, the period beginning on the day such Advance is made and ending one, two or three months thereafter (as the Borrower shall select).

     "Lender" means each financial institution shown on the signature pages hereof so long as such financial institution maintains a portion of the Commitment or is owed any part of the Obligations (including the Administrative Lender in its individual capacity), and each Assignee that hereafter becomes party hereto pursuant to Section 9.6 hereof.

     "LIBOR Advance" means a Revolving Credit Advance which the Borrower requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof.

     "LIBOR Basis" means, with respect to each LIBOR Advance for each Interest Period, a rate per annum equal to the lesser of (a) the Highest Lawful Rate or
(b) the sum of the Adjusted LIBOR Rate plus 0.3875.

     "LIBOR Lending Office" means, with respect to a Lender, the office designated as its LIBOR Lending Office on Schedule 1 attached hereto, and such other office of the Lender or any of its affiliates hereafter designated by notice to the Borrower and the Administrative Lender.

     "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100th of 1%).

     "Loan Papers" means this Agreement, the Notes, the Guaranty Agreements, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary or any other Person in connection herewith or as security for all or any part of the Obligations.

     "Loan Party" means the Borrower and each Guarantor.

     "Material Adverse Change or Effect" means any act or circumstance or event which (a) is material and adverse to the combined or consolidated financial condition of the Borrower, its Subsidiaries and Unincorporated Ventures as represented in the Combined Financial Statements (as defined in the Existing Credit Agreement) most recently delivered to the Lenders at the time of any determination thereof or is material and adverse to the combined or consolidated business operations or properties of the Borrower, its Subsidiaries and Unincorporated Ventures or (b) impairs the ability of the Borrower, any Subsidiary or any other Person to perform in any material respect their respective obligations under the Loan Papers.

     "Maturity Date" means March 15, 1998, or the earlier date of termination in whole of the Commitment pursuant to Section 2.6 or 6.2 hereof.

     "Maximum Amount" means the maximum amount of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations.

     "Necessary Authorization" means any right, franchise, license, permit, consent, approval or authorization from, or any filing or registration with, any governmental or other regulatory authority necessary or appropriate to enable the Borrower or any Subsidiary or Unincorporated Venture to maintain and operate its business and properties.

     "Note" means any Revolving Credit Note and "Notes" means the Revolving Credit Notes.

     "Obligations" means (a) all obligations of any nature (whether matured or unmatured, fixed or contingent) of the Borrower, any Subsidiary or any other Person to any of the Lenders under the Loan Papers as they may be amended from time to time, and (b) all obligations of the Borrower, any Subsidiary or any other Person for losses, damages, expenses or any other liabilities of any kind that any Lender may suffer by reason of a breach by the Borrower, any Subsidiary or any other Person of any obligation, covenant or undertaking with respect to any Loan Paper.

     "Obligor" means Borrower or each other Person liable for performance of any of the Obligations or the property of which secures any of the Obligations.

     "Other Taxes" has the meaning specified in Section 2.15 hereof.

     "Participant" has the meaning specified in Section 9.6(c) hereof.

     "Participation" has the meaning specified in Section 9.6(c) hereof.

     "Payment Date" means the last day of the Interest Period for any LIBOR Advance.

     "Person" means and includes an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Prime Rate" means, at any time, the prime interest rate announced or published by the Administrative Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Administrative Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Administrative Lender.

     "Quarterly Date" means the last Business Day of each February, May, August and November, beginning November 28, 1997.

     "Refinancing Advance" means any Revolving Credit Advance which is used to pay the principal amount (or any portion thereof) of a Revolving Credit Advance at the end of its Interest Period and which, after giving effect to such application, does not result in an increase in the aggregate amount of outstanding Revolving Credit Advances.

     "Regulatory Modification Retroactive Effective Date" has the meaning specified in Section 7.5 hereof.

     "Regulatory Modification Set Date" has the meaning specified in Section 7.5 hereof.

     "Release Date" means the date on which the Notes have been paid, all other Obligations due and owing have been paid and performed in full, and the Commitment has been terminated.

     "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Advances or LIBOR Bid Rate Advances. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Revolving Credit Advance" means an Advance made pursuant to Section 2.1 hereof.

     "Revolving Credit Note" means any Promissory Note of the Borrower evidencing Revolving Credit Advances hereunder, substantially in the form of Exhibit A hereto, together with any extension, renewal or amendment thereof or substitution therefor.

     "Rights" means rights, remedies, powers and privileges.

     "Significant Subsidiary" means any Subsidiary of the Borrower (a) the revenues attributable to which for the then most recently completed four fiscal quarters constituted (or, with respect to Subsidiaries acquired during such four fiscal quarters, would have constituted had the revenues of such Subsidiary been included for such period) 2.5% or more of the consolidated revenues of the Borrower and its Subsidiaries for such period, or (b) the assets of which as of the end of such period constituted 2.5% or more of the consolidated assets of the Borrower and its Subsidiaries as of the end of such period.

     "Solvent" means, with respect to any Person, that the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

     "Special Counsel" means the law firm of Donohoe, Jameson & Carroll, P.C., or such other legal counsel as the Administrative Lender may select.

     "Specified Percentage" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof, or if applicable, specified in its most recent Assignment Agreement.

     "Subsidiary" with respect to any Persons, means (a) a corporation at least a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person or (b) a partnership, joint venture or similar entity in which 100% of the ownership, capital, interest or profits is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person.

     "Subsidiary Guaranty" means the Guaranty executed by each Significant Subsidiary guaranteeing payment and performance of the Obligations, substantially in the form of Exhibit B hereto, as such agreement may be amended, modified, supplemented or restated from time to time.

     "Taxes" has the meaning specified in Section 2.15 hereof.

     "Tribunal" means any state, commonwealth, federal, foreign territorial, or other court or governmental department, commission, board, bureau, agency or instrumentality.

     "UCC" means the Uniform Commercial Code of Texas, as amended from time to time.

     "Unincorporated Ventures" has the meaning given to such term in the Existing Credit Agreement.

     Section 1.2 Amendments and Renewals. Each definition of an agreement in this Article 1 shall include such agreement as amended to date, and as amended or renewed from time to time in accordance with its terms, but only with the prior written consent of the Determining Lenders or all Lenders as required pursuant to Section 10.12 hereof.

     Section 1.3 Construction. The terms defined in this Article 1 (except as otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in Section 1.1 hereof, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, unless otherwise expressly stated herein.

                                    ARTICLE 2

                                    Advances

     Section 2.1 Revolving Credit Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Revolving Credit Advances to the Borrower from time to time up to and including the Maturity Date in an aggregate amount not to exceed an amount equal to its Specified Percentage of the Commitment. Notwithstanding the immediately preceding sentence, at no time shall the aggregate principal amount of Revolving Credit Advances outstanding exceed the Commitment. Subject to Section 2.9 hereof, Revolving Credit Advances may be repaid and then reborrowed. Any Revolving Credit Advance shall, at the option of the Borrower as provided in
Section 2.2 hereof (and, in the case of LIBOR Advances, subject to availability and to the provisions of Article 7 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding to any Lender, at any one time, more than eight LIBOR Advances. On the Maturity Date unless sooner paid as provided herein, the outstanding Revolving Credit Advances shall be repaid in full.

     Section 2.2 Manner of Borrowing and Disbursement.

     (a) In the case of Base Rate Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Lender prior to 10:30 a.m., Dallas, Texas time, on the date of any proposed Base Rate Advance irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a Base Rate Advance hereunder. Such notice of borrowing shall specify the requested funding date, which shall be a Business Day, and the amount of the proposed aggregate Base Rate Advances to be made by Lenders.

     (b) In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Lender at least three Business Days' irrevocable written notice for LIBOR Advances, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to Article 8 hereof. For LIBOR Advances, the notice of borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Maturity Date.

     (c) Subject to Sections 2.1 and 2.9 hereof, at least three Business Days prior to each Payment Date for a LIBOR Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Lender irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), specifying whether all or a portion of such LIBOR Advance outstanding on the Payment Date (i) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance or a LIBOR Advance, or (ii) is to be repaid and not reborrowed; provided, however, notwithstanding anything in this Agreement to the contrary, if on any Payment Date a Default shall exist, such LIBOR Advance may only be reborrowed as a Base Rate Advance. Upon such Payment Date, such LIBOR Advance shall, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

     (d) Subject to Sections 2.1 and 2.9 hereof, upon irrevocable written notice to the Administrative Lender prior to 11:00 a.m., Dallas, Texas, time on the date of payment of a Base Rate Advance (or three Business Days if the Borrower wishes to reborrow a LIBOR Advance, through an Authorized Signatory, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), the Borrower may repay a Base Rate Advance on such date, and (i) reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (ii) provided no Default or Event of Default has occurred and is continuing, reborrow all or a portion of the principal amount thereof as one or more LIBOR Advances, or (iii) not reborrow all or any portion of such Base Rate Advance. Upon such date of repayment, such Base Rate Advance shall, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

     (e) The aggregate amount of Base Rate Advances to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000; provided, however, that such amount may equal the unused amount of the Commitment. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $3,000,000 and which is an integral multiple of $500,000.

     (f) The Administrative Lender shall promptly notify the Lenders of each notice received from the Borrower pursuant to this Section and the LIBOR Rate for any proposed LIBOR Advance. Failure of the Borrower to give any notice in accordance with Section 2.2(d) hereof shall result in a repayment of any such existing LIBOR Advance on the applicable Payment Date by a Refinancing Advance which is a Base Rate Advance. Each Lender shall, not later than 1:00 p.m., Dallas, Texas time, on the date of any Revolving Credit Advance that is not a Refinancing Advance, deliver to the Administrative Lender, at its address set forth herein, such Lender's Specified Percentage of such Revolving Credit Advance in immediately available funds in accordance with the Administrative Lender's instructions. Prior to 2:00 p.m., Dallas, Texas time, on the date of any Revolving Credit Advance hereunder that is not a Refinancing Advance, the Administrative Lender shall, subject to satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Lender by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Lender. All Revolving Credit Advances shall be made by each Lender according to its Specified Percentage. No Lender shall be relieved of its obligation to fund its Specified Percentage of any Revolving Credit Advance notwithstanding the fact that at any time the aggregate outstanding principal amount of all Bid Rate Advances made by such Lender exceed its Specified Percentage of the Commitment.

     Section 2.3 Interest.

     (a)  On Base Rate Advances.

          (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each Base Rate Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, which shall be payable as set forth in Section 2.3(a)(ii) hereof, at a simple interest rate per annum equal to the Base Rate Basis for such Base Rate Advance as in effect from time to time, provided that interest on such Base Rate Advance shall not exceed the Maximum Amount. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on such Base Rate Advance shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on such Advance equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

          (ii) Interest on each Base Rate Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and shall be payable in arrears on each Quarterly Date and on the Maturity Date.

     (b)  On LIBOR Advances.

          (i) The Borrower shall pay interest on the unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, at a rate per annum equal to the LIBOR Basis for such Advance. The Administrative Lender, whose determination shall be conclusive, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding date and shall notify the Borrower and the Lenders of such LIBOR Basis.

          (ii) Subject to Section 10.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Maturity Date; provided, however, that if the Interest Period for such Advance exceeds three months, interest shall also be due and payable in arrears on each Quarterly Date during such Interest Period.

     (c) Interest if No Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Lender timely notice of its selection of a LIBOR Basis or an Interest Period for a LIBOR Advance, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded due to the fault of the Borrower, the appropriate Base Rate Basis shall apply to such Advance.

     (d) Interest After an Event of Default. (i) After an Event of Default (other than an Event of Default specified in Section 7.1(f) of the Existing Credit Agreement) and during any continuance thereof, at the option of Determining Lenders, and (ii) after an Event of Default specified in Section 7.1(f) of the Existing Credit Agreement and during any continuance thereof, automatically and without any action by the Administrative Lender or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Maturity Date, and shall accrue until the earlier of (i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default,
(ii) agreement by the Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Papers, or to give notice to the Borrower of the decision to charge interest at the Default Rate. The Lenders will undertake to notify the Borrower, after the effective date, of the decision to charge interest at the Default Rate.

     Section 2.4 Fees. Subject to Section 9.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the account of each Lender as of the Agreement Date a closing fee as agreed to by the Borrower and each such Lender set forth in a separate letter, dated as of the Agreement Date. Such fee shall be payable on the date of the initial Advance, fully earned when due and, subject to
Section 10.9 hereof, nonrefundable when paid.

     Section 2.5 Prepayment.

     (a) Voluntary Prepayments. The principal amount of any Base Rate Advance may be prepaid in full or in part at any time, without penalty and without regard to the Payment Date for such Advance, upon notice as required for a repayment of a Base Rate Advance as provided in Section 2.2(d) hereof. LIBOR Advances may be voluntarily prepaid upon notice as required for repayments of LIBOR Advances as provided in Section 2.2(c) hereof, but only so long as the Borrower concurrently reimburses the Lenders in accordance with Section 2.9 hereof. Any notice of prepayment shall be irrevocable.

     (b) Mandatory Prepayment. On or before the date of any reduction of the Commitment, the Borrower shall prepay outstanding Advances in an amount necessary to reduce the same to an amount less than or equal to the Commitment as so reduced. The Borrower shall first prepay all Base Rate Advances, and shall thereafter prepay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. To the extent that outstanding Advances exceed the Commitment after any reduction thereof, the Borrower shall repay any such excess amount and all accrued interest thereon on the date of such reduction.

     (c) Prepayments, Generally. Any prepayment of an Advance shall be accompanied by interest accrued on the principal amount being prepaid. Any voluntary partial prepayment of a Base Rate Advance shall be in a principal amount of $100,000 or an integral multiple thereof. All voluntary prepayments shall be applied in the order directed in writing by the Borrower to the Administrative Lender.

     Section 2.6 Reduction of Commitment.

     (a) Voluntary Reduction. The Borrower shall have the right, upon not less than 10 Business Days' notice (provided no notice shall be required for a termination in whole of the Commitment) by an Authorized Signatory to the Administrative Lender (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Commitment, in whole or in part. Each partial termination shall be in an aggregate amount which is at least $1,000,000 and which is an integral multiple of $100,000, and no voluntary reduction in the Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period.

     (b) Mandatory Reduction. On the Maturity Date, the Commitment shall automatically reduce to zero.

     (c) General Requirements. Upon any reduction of the Commitment pursuant to this Section, the Borrower shall immediately make a repayment of applicable Advances in accordance with Section 2.5(b) hereof. The Borrower shall reimburse each Lender for any loss or out-of-pocket expense incurred by each Lender in connection with any such payment, as set forth in

Section 2.9 hereof to the extent applicable. The Borrower shall not have any right to rescind any termination or reduction. Once reduced, the Commitment may not be increased or reinstated.

     Section 2.7 Non-Receipt of Funds by the Administrative Lender. Unless the Administrative Lender shall have been notified by a Lender prior to the date of any proposed Revolving Credit Advance (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Revolving Credit Advance available to the Administrative Lender, the Administrative Lender may assume that such Lender has made such proceeds available to the Administrative Lender on such date, and the Administrative Lender may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Lender by such Lender, the Administrative Lender shall, without prejudice to the Borrower's rights against such Lender, be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrower) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrower and ending on (but excluding) the date the Administrative Lender receives such amount from the Lender, at a per annum rate equal to the lesser of (i) the Highest Lawful Rate or (ii)(A) in the case of such Lender, the Federal Funds Rate or (B) in the case of the Borrower, the interest rate applicable to such Revolving Credit Advance. No Lender shall be liable for any other Lender's failure to fund a Revolving Credit Advance hereunder.

     Section 2.8 Payment of Principal of Advances. The Borrower agrees to pay the principal amount of the Advances to the Administrative Lender for the account of the Lenders as follows:

     (a) End of Interest Period. The principal amount of each Advance hereunder shall be due and payable on its Payment Date, which principal payment may be made by means of a Refinancing Advance.

     (b) Commitment Reduction. On the date of reduction of the Commitment pursuant to Section 2.6 hereof, including the Maturity Date, the aggregate amount of the Advances outstanding on such date of reduction in excess of the Commitment as reduced shall be due and payable, which principal payment may not be made by means of Refinancing Advances.

     (c) Maturity Date. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Advances, all accrued interest and fees thereon, and all other Obligations related thereto, shall be due and payable in full on the Maturity Date.

     Section 2.9 Reimbursement. Whenever any Lender shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (a) failure by the Borrower to borrow or repay any LIBOR Advance after having given notice of its intention to borrow or repay in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), or (b) any prepayment for any reason of any LIBOR Advance in whole or in part, the Borrower agrees to pay to any such

Lender, upon its demand, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses, subject to Section 9.9 hereof. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, calculated in its usual fashion, absent manifest error, shall be binding and conclusive. Such losses shall include, without limiting the generality of the foregoing, lost profits and reasonable expenses incurred by such Lender in connection with the re-employment of funds prepaid, repaid, converted or not borrowed, converted or paid, as the case may be. Upon request of the Borrower, such Lender shall provide a certificate setting forth the amount to be paid to it by the Borrower hereunder and calculations therefor.

     Section 2.10 Manner of Payment.

     (a) Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Paper shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Lender at the Administrative Lender's office, in lawful money of the United States of America constituting immediately available funds.

     (b) If any payment under this Agreement or any other Loan Paper shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

     (c) The Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Papers without deduction for set-off or counterclaim or any deduction whatsoever.

     (d) If some but less than all amounts due from the Borrower are received by the Administrative Lender, the Administrative Lender shall apply such amounts in the following order of priority: (i) to the payment of the Administrative Lender's expenses incurred on behalf of the Lenders then due and payable, if any; (ii) to the payment of all other fees and amounts then due and payable under the Loan Papers; (iii) to the payment of interest then due and payable on the Advances; (iv) to the payment of principal then due and payable on the Advances; and (v) to the payment of any outstanding Reimbursement Obligations.

     (e) Each payment by the Borrower in respect of obligations relating to the Revolving Credit Advances (whether for principal, interest, fees or otherwise) shall be made to the Administrative Lender for the account of the Lenders pro rata in accordance with their respective Specified Percentages.

     Section 2.11 LIBOR Lending Offices. Each Lender's initial LIBOR Lending Office is set forth opposite its name in Schedule 1 attached hereto. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Advance to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 7.2 or 7.3 hereof, or otherwise for the purpose of complying with Applicable Law). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

     Section 2.12 Sharing of Payments. Any Lender obtaining a payment (whether voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of its Revolving Credit Advances (other than pursuant to Sections 2.15, 7.3 or 7.5), in excess of its Specified Percentage of all payments made by the Borrower with respect to Revolving Credit Advances shall purchase from each other Lender such participation in the Revolving Credit Advances made by such other Lender as shall be necessary to cause such purchasing Lender to share the excess payment pro rata according to Specified Percentages with each other Lender; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     Section 2.13 Calculation of Rates. The provisions of this Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit.

     Section 2.14 Booking Loans. Any Lender may make, carry or transfer Advances at, to or for the account of any of its branch offices or the office of any Affiliate.

     Section 2.15 Taxes.

     (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Lender, taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, (i) by the jurisdiction under the laws of which such Lender or the Administrative Lender (as the case may be) is organized and in which it has its applicable lending office or any political subdivision thereof; (ii) by any other jurisdiction, or any political subdivision thereof, other than those imposed by reason of (A) an asserted relation of such jurisdiction to the transactions contemplated by this Agreement, (B) the activities of the Borrower in such jurisdiction, or (C) the activities in connection with the transactions contemplated by this Agreement of a Lender or the Administrative Lender; (iii) by reason of failure by the Lender or the Administrative Lender to comply with the requirements of paragraph (e) of this Section 2.15; and (iv) in the case of any Lender, any Taxes in the nature of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Papers (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Lender, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

     (b) In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than (i) Taxes described in clause (iv) of the first sentence of Section 2.15(a) and (ii) mortgage taxes payable in Oklahoma) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "Other Taxes").

     (c) The Borrower will indemnify each Lender and the Administrative Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.15) paid by such Lender or the Administrative  Lender (as the case may
be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses arising as a result of gross negligence on the part of such Lender or the Administrative Lender, provided, however, that the Borrower shall have no obligation to indemnify such Lender or the Administrative Lender unless and until such Lender or the Administrative

Lender shall have delivered to the Borrower a certificate setting forth in reasonable detail the basis of the Borrower's obligation to indemnify such Lender or the Administrative Lender pursuant to this Section 2.15. This indemnification shall be made within 30 days from the date such Lender or the Administrative Lender (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Lender the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Lender a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Lender, in either case stating that such payment is exempt from or not subject to Taxes, provided, however, that such certificate or opinion need only be given if: (i) the Borrower makes any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.15 the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

     (e) Each Lender which is not a United States Person hereby agrees that:

          (i) it shall, no later than the Agreement Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 10.6 after the Agreement Date, the date upon which such Lender becomes a party hereto) deliver to the Borrower through the Administrative Lender, with a copy to the Administrative Lender:

          (A) if any lending office is located in the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"),

          (B) if any lending office is located outside the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001").

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such lending office or lending offices under this Agreement free from withholding of United States Federal income tax;

          (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Borrower through the Administrative Lender, with a copy to the Administrative Lender, in replacement for the forms previously delivered by it hereunder:

          (A) if such changed or additional lending office is located in the United States of America, two (2) accurate and complete signed originals of Form 4224; or

          (B) otherwise, two (2) accurate and complete signed originals of Form 1001,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax;

          (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause
     (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrower through the Administrative Lender with a copy to the Administrative Lender, two (2) accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender;

          (iv) it shall, promptly upon the request of the Borrower to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes; and

          (v) it shall notify the Borrower within 30 days after any event (including an amendment to, or a change in any applicable law or regulation or in the written interpretation thereof by any regulatory authority or any judicial authority, or by ruling applicable to such Lender of any governmental authority charged with the interpretation or administration of any law) shall occur that results in such Lender no longer being capable of receiving payments without any deduction or withholding of United States federal income tax.

         (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder.

         (g) Any Lender claiming any additional amounts payable pursuant to this
Section 2.15 shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.

     (h) Each Lender (and the Administrative Lender with respect to payments to the Administrative Lender for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's lending office) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section 2.15; provided, however, the Lenders and the Administrative Lender shall not be obligated by reason of this Section 2.15(h) to contest the payment of any Taxes or Other Taxes or to disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning. Subject to the foregoing, to the extent the Borrower pays sums pursuant to this Section 2.15 and the Lender or the Administrative Lender receives a refund of any or all of such sums, such refund shall be applied to reduce any amounts then due and owing under this Agreement or, to the extent that no amounts are due and owing under this Agreement at the time such refunds are received, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower, provided that no Default or Event of Default is in existence at such time.

                                    ARTICLE 3

                              Conditions Precedent

     Section 3.1 Conditions Precedent to the Initial Advances. The obligation of each Lender to sign this Agreement and to make any Advance is subject to receipt by the Administrative Lender of the following, in form and substance satisfactory to each Lender, with a copy (except for the Notes) for each Lender, or satisfaction of the following:

     (a) a loan certificate of the Borrower certifying as to the accuracy of its representations and warranties in the Loan Papers, certifying that no Default has occurred, and including a certificate of incumbency with respect to each Authorized Signatory, and including a copy of the resolutions of the Borrower authorizing it to execute, deliver and perform this Agreement, the Notes and the other Loan Papers to which it is a party;

     (b) a certificate of an officer acceptable to the Lenders of each Significant Subsidiary, certifying as to the incumbency of the officers signing the Loan Papers to which it is a party, and including a copy of the resolutions authorizing it to execute, deliver and perform the Loan Papers to which it is a party;

     (c) duly executed Revolving Credit Notes, payable to the order of the respective Lenders and in an amount for each Lender equal to its Specified Percentage of the Commitment;

     (d) opinions of counsel to the Borrower and the Subsidiaries addressed to the Lenders and in form and substance satisfactory to the Lenders, dated the Agreement Date, and covering such matters incident to the transactions contemplated hereby as the Administrative Lender or Special Counsel may reasonably request;

     (e) reimbursement for the Administrative Lender for Special Counsel's reasonable fees and expenses rendered through the Agreement Date;

     (f) evidence that all corporate or other proceedings of the Borrower and Subsidiaries taken in connection with the transactions contemplated by this Agreement and the other Loan Papers shall be reasonably satisfactory in form and substance to the Lenders and Special Counsel; and the Lenders shall have received copies of all documents or other evidence which the Administrative Lender, Special Counsel or any Lender may reasonably request in connection with such transactions;

     (g) the closing fee as required pursuant to Section 2.4;

     (h) the duly executed and completed Guaranty Agreements, dated as of the Agreement Date; and

     (i) in form and substance satisfactory to the Lenders and Special Counsel, such other documents, instruments and certificates as the Administrative Lender or any Lender may reasonably require in connection with the transactions contemplated hereby, including without limitation the status, organization or authority of the Borrower or any Subsidiary or any other Person executing a Loan Paper, and the enforceability of the Obligation.

     Section 3.2 Conditions Precedent to All Advances. The obligation of each Lender to make each Advance hereunder is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance;

     (a) With respect to Advances other than Refinancing Advances, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance or issuance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of the Advance;

     (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Lender. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of such Advance, is received by the Administrative Lender from the Borrower prior to the making of such Advance;

     (c) There shall not exist a Default hereunder, with respect to Advances other than Refinancing Advances, or an Event of Default, with respect to any Refinancing Advance, and, with respect to each Advance other than a Refinancing Advance, the Administrative Lender shall have received written or telephonic certification thereof by an Authorized Signatory (which certification, if telephonic, shall be followed promptly by written certification);

     (d) The aggregate Advances, after giving effect to such proposed Advance shall not exceed the maximum principal amount then permitted to be outstanding hereunder;

     (e)  The   Administrative   Lender  shall  have  received  all  such  other
certificates, reports, statements, opinions of counsel or other documents as the Administrative Lender or any Lender may reasonably request; and

     (f) The making of such Advance by any Lender does not violate or contravene
any  Applicable  Law  and  is  not  enjoined,   temporarily,   preliminarily  or
permanently.

                                    ARTICLE 4

                         Representations and Warranties

     Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to each Lender as follows:

     (a) Existing Credit Agreement Representations and Warranties. All of the representations and warranties of the Borrower set forth in Article 4 of the Existing Credit Agreement (the "Existing Credit Agreement Representations and Warranties") are hereby reaffirmed by the Borrower and are incorporated herein as written, mutatis mutandis. The Borrower hereby represents and warrants that the Existing Credit Agreement Representations and Warranties are true and correct in all material respects as though made on and as of the Agreement Date.

     (b) Authorization. The Borrower has corporate power and has taken all necessary corporate action to authorize it to borrow hereunder. Each of the Loan Parties has corporate or other power and has taken all necessary corporate or other action to execute, deliver and perform the Loan Papers to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Paper has been duly executed and delivered by the Loan Party executing it. Each of the Loan Papers to which the Loan Parties are party is a legal, valid and binding respective obligation of the Loan Party executing it, enforceable in accordance with its terms, subject to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of any Loan Party).

     (c) Compliance with Other Loan Papers and Contemplated Transactions. The execution, delivery and performance by the Loan Parties of the Loan Papers to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent or approval not already obtained, (ii) violate any Applicable Law, (iii) conflict with, result in a breach of, or constitute a default under the articles of incorporation, by-laws, articles of partnership, partnership agreements or similar governing documents of any Loan Party, or under any Necessary Authorization, indenture, agreement or other instrument, to which any Loan Party is a party or by which they or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

     (d) Compliance with Regulations G, T, U and X. No part of the proceeds of the Advances will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. None of the Borrower and its Subsidiaries nor any agent acting on their behalf, have taken or will knowingly take any action which might cause this Agreement or any other Loan Papers to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

     (e) Disclosure. Neither this Agreement nor any other document, certificate or statement which has been furnished to any Lender by or on behalf of the Borrower or any Subsidiary or Unincorporated Venture in connection herewith contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statement contained herein and therein not misleading at the time it was furnished. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to materially adversely affect the assets or business of the Borrower and its Subsidiaries and Unincorporated Ventures, or in the future could reasonably be expected (so far as the Borrower can now foresee) to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower prior to the date hereof in connection with the transaction contemplated hereby.

     Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and the other Loan Papers shall be deemed to be made at and as of the Agreement Date and at and as of the date of each Advance, and each shall be true and correct when made, except to the extent (a) previously fulfilled in accordance with the terms hereof, (b) applicable to a specific date or modified to give effect to the transactions expressly permitted hereby, or (c) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance under this Agreement.

                                    ARTICLE 5

                                    Covenants

     Section 5.1 Existing Credit Agreement. Until the termination of the Commitment and payment of all outstanding Obligations in full, the Borrower will comply with all of the covenants and agreements set forth in Articles 5 and 6 of the Existing Credit Agreement as in effect on the Agreement Date. For purposes of this Agreement, all of the covenants and agreements of the Borrower set forth in Articles 5 and 6 of the Existing Credit Agreement and all definitions relating thereto are hereby reaffirmed and adopted by the Borrower and are incorporated herein as written and agreed upon as of the Agreement Date, mutatis mutandis. In the event of termination of the Existing Credit Agreement prior to the payment in full of all Obligations under this Agreement and termination of the Commitment, the Borrower covenants and agrees that the covenants and agreements of the Borrower contained in Articles 5 and 6 of the Existing Credit Agreement shall nevertheless remain in full force and effect and be binding upon the Borrower, and the Borrower shall continue to perform, observe and comply with all of the covenants and agreements of the Borrower set forth in Articles 5 and 6 of the Existing Credit Agreement. No amendment, modification or waiver with respect to Articles 5 or 6 of the Existing Credit Agreement shall be effective with respect to such Articles as they are incorporated herein without the written consent of the Determining Lenders.

     Section 5.2 Use of Proceeds. The Borrower shall use the proceeds of the Commitment for working capital and general corporate purposes, including inn development.

     Section 5.3 Indemnity.

     (a) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE LENDER, EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER OR ANY OTHER OBLIGOR OR THEIR RESPECTIVE PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ANY OTHER OBLIGOR), IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN PAPERS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, THE MAKING OF ANY PARTICIPATIONS IN THE ADVANCES AND THE MANAGEMENT OF THE ADVANCES, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY NEGLIGENCE OF ADMINISTRATIVE LENDER OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE ADMINISTRATIVE LENDER OR ANY LENDER AND NOT THE BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (i) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (ii) MATTERS RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT (COLLECTIVELY, "INDEMNIFIED MATTERS"). TO THE EXTENT THAT ANY INDEMNIFIED MATTER INVOLVES ONE OR MORE INDEMNITEES, SUCH INDEMNITEES SHALL USE THE SAME LEGAL COUNSEL UNLESS ANY INDEMNITEE IN ITS REASONABLE DISCRETION DETERMINES THAT CONFLICTS EXIST OR MAY ARISE IN CONNECTION WITH SUCH REPRESENTATION.

     (b) IN ADDITION, THE BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL EXPENSES (INCLUDING THE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY
INDEMNIFIED MATTER. IF FOR ANY REASON THE FOREGOING INDEMNIFICATION IS UNAVAILABLE TO ANY INDEMNITEE OR INSUFFICIENT TO HOLD ANY INDEMNITEE HARMLESS WITH RESPECT TO INDEMNIFIED MATTERS, THEN THE BORROWER SHALL CONTRIBUTE TO THE AMOUNT PAID OR PAYABLE BY SUCH INDEMNITEE AS A RESULT OF SUCH LOSS, CLAIM, DAMAGE OR LIABILITY IN SUCH PROPORTION AS IS APPROPRIATE TO REFLECT NOT ONLY THE RELATIVE BENEFITS RECEIVED BY THE BORROWER AND THE BORROWER'S STOCKHOLDERS ON THE ONE HAND AND SUCH INDEMNITEE ON THE OTHER HAND BUT ALSO THE RELATIVE FAULT OF THE BORROWER AND SUCH INDEMNITEE, AS WELL AS ANY OTHER RELEVANT EQUITABLE CONSIDERATIONS. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH THE BORROWER MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH
INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE BORROWER, THE ADMINISTRATIVE LENDER, THE LENDERS AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS.

                                    ARTICLE 6

                                     Default

     Section 6.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

     (a) The Borrower fails to make any payment of principal on any Note on the date such payment is due;

     (b) The Borrower fails to make any payment of interest on any Note or any other costs, fees, expenses or other amounts payable hereunder or under the other Loan Papers within one Business Day after the date such payment is due;

     (c) The Borrower or any Subsidiary or Unincorporated Venture fails to perform or observe (i) any covenant contained in Section 5.1 (after giving effect to any notice or grace period provided in the Existing Credit Agreement with respect to any of the covenants incorporated herein) or 5.2 of this Agreement or (ii) any other covenant in this Agreement or any other Loan Paper to be performed or observed by it and such failure with respect to such other covenants continues for a period of 30 days after any Lender has given written notice specifying such failure to the Borrower;

     (d) Any material warranty or representation by or on behalf of the Borrower or any Subsidiary or Unincorporated Venture contained in this Agreement (including the Existing Credit Agreement Representations and Warranties) or any other Loan Paper is false or misleading in any material respect;

     (e) Any material provision of any Loan Paper after delivery thereof hereunder shall for any reason cease to be valid and binding on the Person (other than any Lender) executing such Loan Paper, or the Borrower or such Person shall so state in writing; or

     (f) An "Event of Default" as defined in the Existing Credit Agreement shall occur (or if the Existing Credit Agreement is no longer in effect, an "Event of Default" as defined therein would have occurred had the Existing Credit Agreement been in effect).

     Section 6.2 Remedies. If an Event of Default shall have occurred and shall be continuing:

     (a) With the exception of an Event of Default specified in Section 7.1(f) of the Existing Credit Agreement, the Administrative Lender shall, upon the direction of the Determining Lenders, terminate the Commitment and/or declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Papers to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Papers to the contrary notwithstanding.

     (b) Upon the occurrence of an Event of Default specified in Section 7.1(f) of the Existing Credit Agreement, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the Commitment shall automatically forthwith terminate, all without any action by the Administrative Lender, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Papers to the contrary notwithstanding.

     (c) The Administrative Lender, and the Lenders may exercise all of the post-default rights granted to them under the Loan Papers or under Applicable Law.

     (d) The rights and remedies of the Administrative Lender and the Lenders hereunder shall be cumulative, and not exclusive.

                                    ARTICLE 7

                            Changes in Circumstances

     Section 7.1 LIBOR Basis Determination Inadequate. If with respect to any proposed LIBOR Advance for any Interest Period, any Lender determines that (i) deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the LIBOR Basis for such proposed LIBOR Advance does not adequately cover the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender shall forthwith give notice thereof to the Borrower, whereupon until such Lender notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make LIBOR Advances shall be suspended.

     Section 7.2 Illegality. If any applicable law, rule or regulation, or any change therein or adoption thereof, or interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Advances, such Lender shall so notify the Borrower and the Administrative Lender. Before giving any notice to the Borrower pursuant to this Section, the notifying Lender shall designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Lender, be materially disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of each LIBOR Advance owing to the notifying Lender, together with accrued interest thereon, on either
(a) the last day of the Interest Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or
(b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day. Concurrently with repaying each affected LIBOR Advance owing to such Lender, notwithstanding anything contained in Article 2 hereof, the Borrower shall borrow a Base Rate Advance from such Lender, and such Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment.

     Section 7.3 Increased Costs.

     (a) If any applicable law, rule or regulation, or any change in or adoption of any law, rule or regulation, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

          (i) shall subject a Lender (or its LIBOR Lending Office) to any Tax (net of any tax benefit engendered thereby) with respect to its LIBOR Advances or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or to its LIBOR Lending Office) of the principal of or interest on its LIBOR Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in the rate of tax on the overall net income, net worth or capital of the Lender and franchise taxes, doing business taxes or minimum taxes imposed upon such Lender); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender's LIBOR Lending Office or shall impose on the Lender (or its LIBOR Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its LIBOR Advances or its obligation to make such Advances (but excluding any reserves or deposits that are included in the calculation of LIBOR Basis);

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, by an amount deemed by a Lender to be material ("Increased Advance Costs"), then, within 15 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such increased costs or reduced amounts, subject to
Section 9.9 hereof. The affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the affected Lender made in good faith, be materially disadvantageous to such Lender. Notwithstanding the foregoing, any Lender's demand for Increased Advance Costs shall not include any Increased Advance Costs with respect to any period more than 180 days prior to the date that such Lender gives notice to the Borrower of such Increased Advance Costs unless the effective date of the condition which results in the right to receive Increased Advance Costs is retroactive (the "Increased Advance Costs Retroactive Effective Date"). If any Increased Advance Costs has an Increased Advance Costs Retroactive Effective Date and any Lender demands compensation within 180 days after the date setting the Increased Advance Costs Retroactive Effective Date (the "Increased Advance Costs Set Date"), such Lender shall have the right to receive such Increased Advance Costs from the Increased Advance Costs Retroactive Effective Date. If a Lender does not demand such Increased Advance Costs within 180 days after the Increased Advance Costs Set Date, such Lender may not receive payment of Increased Advance Costs with respect to any period more than 180 days prior to such demand.

     (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section
2.9 hereof. Concurrently with prepaying such LIBOR Advances, the Borrower shall borrow a Base Rate Advance from the Lender, and the Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment.

     Section 7.4 Effect On Base Rate Advances. If notice has been given pursuant to Section 7.1, 7.2 or 7.3 hereof suspending the obligation of a Lender to make LIBOR Advances, or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Base Rate Advances.

     Section 7.5 Capital Adequacy. If either (a) the introduction of or any change in or in the interpretation of any law, rule or regulation or (b) compliance by a Lender with any law, rule or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender, and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's Commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, upon demand by such Lender, subject to Section 9.9, the Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances (collectively, "Additional Costs"), to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's Commitment hereunder. Notwithstanding the foregoing, any Lender's demand for Additional Costs shall not include any Additional Costs with respect to any period more than 180 days prior to the date that such Lender gives notice to the Borrower of such Additional Costs unless the effective date of the Regulatory Modification which results in the right to receive Additional Costs is retroactive (the "Regulatory Modification Retroactive Effective Date"). If any Regulatory Modification has a Regulatory Modification Retroactive Effective Date and any Lender demands compensation within 180 days after the date setting the Regulatory Modification Retroactive Effective Date (the "Regulatory Modification Set Date"), such Lender shall have the right to receive such Additional Costs from the Regulatory Modification Retroactive Effective Date. If a Lender does not demand such Additional Costs within 180 days after the Regulatory Modification Set Date, such Lender may not receive payment of Additional Costs with respect to any period more than 180 days prior to such demand. A certificate as to such amounts submitted to the Borrower by a Lender hereunder, shall, in the absence of manifest error, be conclusive and binding for all purposes.

                                    ARTICLE 8

                             AGREEMENT AMONG LENDERS

     Section 8.1 Agreement Among Lenders. The Lenders agree among themselves that:

     (a) Administrative Lender. Each Lender hereby appoints the Administrative Lender as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Papers; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, unless and until the Administrative Lender shall have received such requests, the Administrative Lender may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents received from the Borrower, and each payment (in like funds received) with respect to any of such Lender's Advances, fee or other amount; and to deliver to the Borrower requests, notices, demands, approvals and consents received from the Lenders. The Administrative Lender agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower. The Administrative Lender shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Administrative Lender are mechanical and administrative in nature and the Administrative Lender shall have no fiduciary relationship in respect of any Lender by reason of this Agreement or any other Loan Paper.

     (b) Replacement of Administrative Lender. Should the Administrative Lender or any successor Administrative Lender ever cease to be a Lender hereunder, or should the Administrative Lender or any successor Administrative Lender ever resign as Administrative Lender, or should the Administrative Lender or any successor Administrative Lender ever be removed with cause by the Determining Lenders, then the Lender appointed by the Determining Lenders shall forthwith become the Administrative Lender, and the Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change. If the Administrative Lender also then serves in the capacity of the Swing Line Bank or the Issuing Bank, such resignation or removal shall constitute resignation or removal of the Swing Line Bank and the Issuing Bank. Any resignation or removal of the Administrative Lender or any successor Administrative Lender shall become effective upon the appointment by the Determining Lenders of a successor Administrative Lender; provided, however, that if the Lenders fail for any reason to appoint a successor within 60 days after such removal or resignation, the Administrative Lender or any successor Administrative Lender (as the case may be) shall thereafter have no obligation to act as Administrative Lender hereunder.

     (c) Expenses. Each Lender shall pay its pro rata share, based on its Specified Percentage, of any expenses paid by the Administrative Lender directly and solely in connection with any of the Loan Papers if Administrative Lender does not receive reimbursement therefor from other sources within 60 days after the date incurred, unless payment of such fees is being diligently disputed by such Lender or the Borrower in good faith. Any amount so paid by the Lenders to the Administrative Lender shall be returned by the Administrative Lender pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Lender.

     (d) Delegation of Duties. The Administrative Lender may execute any of its duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

     (e) Reliance by Administrative Lender. The Administrative Lender and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected the Administrative Lender. The Administrative Lender may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof.

     (f) Limitation of Administrative Lender's Liability. Neither the Administrative Lender nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Papers or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Lender shall be under no duty to enforce any rights with respect to any of the
Advances, or any security therefor. After the occurrence of a Default or an Event of Default, the Administrative Lender shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its satisfaction against loss, cost, liability and expense. The Administrative Lender shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Papers, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Papers, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Papers on the part of the Borrower. To the extent not reimbursed by the Borrower, each Lender hereby severally indemnifies and holds harmless the Administrative Lender, pro rata according to its Specified Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and/or disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by the Administrative Lender in any way with respect to any Loan Papers or any action taken or omitted by the Administrative Lender under the Loan Papers (including any negligent action of the Administrative Lender), except to the extent the same result from gross negligence or wilful misconduct by the Administrative Lender.

     (g) Liability Among Lenders. No Lender shall incur any liability (other than the sharing of expenses and other matters specifically set forth herein and in the other Loan Papers) to any other Lender, except for acts or omissions in bad faith or which are the result of gross negligence or wilful misconduct.

     (h) Rights as Lender. With respect to its commitment hereunder, the Advances made by it and Note issued to it, the Administrative Lender shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Lender, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Lender in its individual capacity. The Administrative Lender or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Lender were not the Administrative Lender hereunder and without any duty to account therefor to the Lenders.

     Section 8.2 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Lender or any other Lender and based upon the financial statements delivered to such Lender by the Borrower, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Papers.

     Section 8.3 Benefits of Article. None of the provisions of this Article shall inure to the benefit of any Person other than Lenders; consequently, no Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Administrative Lender or any Lender to comply with such provisions.

                                    ARTICLE 9

                                  Miscellaneous

     Section 9.1 Notices.

     (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or one day after being delivered to the telegraph office or sent out by telex addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

       (i)    If to the Borrower, at:

              La Quinta Inns, Inc.
              112 E. Pecan Street, Suite 1200
              San Antonio, Texas  78205
              Attn: William S. McCalmont
                    Senior Vice President-Chief Financial Officer

       (ii)   If to the Administrative Lender, at:

              NationsBank of Texas, N.A.
              901 Main Street, 67th Floor
              Dallas, Texas  75202
              Attn: Suzanne Smith
                    Vice President

       (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

     (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

     Section 9.2 Expenses. The Borrower shall promptly pay:

     (a) all reasonable out-of-pocket expenses of the Administrative Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Papers, the transactions contemplated hereunder and thereunder, and the making of Advances hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

     (b) all reasonable out-of-pocket expenses and attorneys' fees of the Administrative Lender in connection with the administration of the transactions contemplated in this Agreement and the other Loan Papers and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lenders relating to this Agreement or the other Loan Papers; and

     (c)  all  costs,   out-of-pocket   expenses  and  attorneys'  fees  of  the
Administrative Lender and each Lender incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Papers, and all costs and out-of-pocket expenses of collection if default is made in the payment of the Notes, which in each case shall include without limitation fees and expenses of consultants, counsel for the Administrative Lender and any Lender, and administrative fees for the Administrative Lender.

     Section 9.3 Waivers. The rights and remedies of the Lenders under this Agreement and the other Loan Papers shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Lender or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance. In the event that any Lender decides to fund an Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or preclude the Lenders from exercising any rights available under the Loan Papers or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Lender or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Lender or any of the Lenders are a party thereto, relating to the Borrower.

     Section 9.4 Determination by the Lenders Conclusive and Binding. Any material determination required or expressly permitted to be made by the Administrative Lender or any Lender under this Agreement shall be made in good faith, and shall when made, absent manifest error, be conclusive and binding on all parties.

     Section 9.5 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender and any subsequent holder of any Note, and any assignee or participant in any Note is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation Debt evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Debt at any time held or owing by such Lender or holder to or for the credit or the account of the Borrower, against and on account of the Obligations and other liabilities of the Borrower to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or
(b) the Administrative Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by Section 6.2 and although such obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by any Lender or by any assignee, participant or subsequent holder of any Note shall be subject to pro rata treatment of all Obligations and other liabilities hereunder.

     Section 9.6 Assignment.

     (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Papers without the prior written consent of the Lenders.

     (b) No Lender shall be entitled to assign its interest in this Agreement, its Notes or its Advances, except as hereinafter set forth.

     (c) With the prior written consent of the Borrower (which consent may be withheld for any reason or for no reason), a Lender may at any time sell participations in all or any part of its Advances, its portion of the Commitment, and all other interests of such Lender under this Agreement and the other Loan Papers, (collectively, "Participations") to any banks or other financial institutions ("Participants") provided that such Participation shall not confer on any Person (other than the parties hereto) any right to vote on, approve or sign amendments or waivers, or any other independent benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Papers, other than the right to vote on, approve, or sign amendments or waivers or consents with respect to items that would result in (i) any increase in the commitment of any Participant; or (ii)(A) the extension of the date of maturity of, or (B) the extension of the due date for any payment of principal, interest or fees respecting, or (C) the reduction of the amount of any installment of principal or interest on or the change or reduction of any mandatory reduction required hereunder, or (D) a reduction of the rate of interest on, the Advances, or change in Applicable Margin; or (iii) the release of security for the Obligations having a value in excess of a Material Amount, including without limitation any guarantee; or (iv) the reduction of any fees payable hereunder. Notwithstanding the foregoing, the Borrower agrees that the Participants shall be entitled to the benefits of Article 7 and Section 9.5 hereof as though they were Lenders and the Lenders may provide copies of all financial information received from the Borrower to such Participants. To the fullest extent it may effectively do so under Applicable Law, the Borrower agrees that any Participant may exercise any and all rights of banker's lien, set-off and counterclaim with respect to this Participation as fully as if such Participant were the holder of the Advances in the amount of its Participation. Notwithstanding anything in this Section 9.6(c) to the contrary, a Lender may sell Participations to its affiliates without the prior written consent of the Borrower.

     (d) Each Lender may assign to one or more financial institutions or funds organized under the laws of the United States, or any state thereof, or under the laws of any other country that is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (each, an "Assignee") its rights and obligations under this Agreement and the other Loan Papers; provided, however, that (i) except as otherwise provided herein, each such assignment shall be subject to the prior written consent of the Administrative Lender and the Borrower (which consent shall not be unreasonably withheld), (ii) each such assignment shall be of a constant, and not a varying, percentage of the Lender's rights and obligations under this Agreement, (iii) the amount of the Commitment and Advances being assigned pursuant to each such assignment (determined as of the date of the assignment with respect to such assignment) shall in no event be less than $10,000,000, (iv) the applicable Lender, Administrative Lender and applicable Assignee shall execute and deliver to the Administrative Lender an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially the form of Exhibit C hereto, together with the Notes subject to such assignment, and (v) the Assignee or the Lender executing the Assignment Agreement as the case may be, shall deliver to the Administrative Lender a processing fee of $3,500. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment Agreement, which effective date shall be at least three Business Days after the execution thereof, (A) the Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, have the rights and obligations of a Lender hereunder and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish such rights and be released from such obligations under this Agreement. Notwithstanding anything in this clause (d) to the contrary, any Lender may assign its rights and obligations under this Agreement to an affiliate of such Lender without the prior written consent of the Administrative Lender and the Borrower, but otherwise subject to the restrictions set forth herein.

     (e) Notwithstanding anything in clause (d) above to the contrary, any Lender may assign and pledge all or any portion of its Advances and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

     (f) Upon its receipt of an Assignment Agreement executed by a Lender and an Assignee, and any Note subject to such assignment, the Borrower shall, within three Business Days after its receipt of such Assignment Agreement, at its own expense, execute and deliver to the Administrative Lender in exchange for the surrendered Note a new Note to the order of such Assignee in an amount equal to the portion of the Advances and Commitment assigned to it pursuant to such Assignment Agreement and a new Note to the order of the assigning Lender in an amount equal to the portion of the Advances and Commitment retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A hereto.

     (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.6, disclose to the assignee or Participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower.

     (h) Except as specifically set forth in this Section 9.6, nothing in this Agreement or any other Loan Papers, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Papers.

     (i) Notwithstanding anything in this Section 9.6 to the contrary, no Assignee or Participant shall be entitled to receive any greater payment under
Section 2.15 or Section 7.3 than such assigning or participating Lender would have been entitled to receive with respect to the interest assigned or participated to such Assignee or Participant.

     Section 9.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 9.8 Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 9.9 Interest and Charges. It is not the intention of any parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Papers, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Maximum Amount. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, the Borrower and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Papers.

     Section 9.10 Confidentiality. Each Lender and the Administrative Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Lenders or the Administrative Lender, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Lender or the Administrative Lender, (c) to bank examiners, auditors or accountants of any Lender, (d) to the Administrative Lender or any other Lender, (e) in connection with any litigation to which any one or more of Lenders is a party, provided, further, that, unless specifically prohibited by Applicable Law or court order, each Lender shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information (i) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Lender's financial condition by such governmental agency) or (ii) pursuant to legal process, or (f) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender an agreement (a "Confidentiality Agreement") in substantially the form of Exhibit D hereto; and provided finally that in no event shall any Lender or the Administrative Lender be obligated or required to return any materials furnished by the Borrower.

     Section 9.11 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

     Section 9.12 Amendment and Waiver. The provisions of this Agreement may not be amended, modified or waived except by the written agreement of the Borrower and the Determining Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Lenders, if it would (i) increase the Specified Percentage or commitment of any Lender, or (ii) extend the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal or interest on, or reduce the rate of interest on, any Advance, the Reimbursement Obligations or other amount owing under any Loan Papers, or (iii) release any security for or guaranty of the Obligations (except pursuant to this Agreement), or (iv) reduce the fees payable hereunder, or (v) revise this Section 9.12, or (vi) waive the date for payment of any of the Obligations, or (vii) amend the definition of Determining Lenders; or (b) without the consent of the Administrative Lender, if it would alter the rights, duties or obligations of the Administrative Lender. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Lender and, in the case of an amendment, by the Borrower.

     Section 9.13 Exception to Covenants. Neither the Borrower nor any Subsidiary shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

     SECTION 9.14 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT PURSUANT TO ARTICLE 5069-15.10(b), TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, IT IS AGREED THAT THE PROVISIONS OF CHAPTER 15, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS AGREEMENT AND THE OTHER LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN PAPERS.

     SECTION 9.15 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED
HEREBY AND THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

     SECTION 9.16 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

BORROWER:                               LA QUINTA INNS, INC.


                                           By:
                                              ------------------------------
                                              William S. McCalmont
                                              Senior Vice President-Chief
                                              Financial Office

ADMINISTRATIVE LENDER:                  NATIONSBANK OF TEXAS, N.A.,
                                        as Administrative Lender

                                           By:
                                              -------------------------------
                                              Suzanne Smith
                                              Vice President

LENDERS:                                NATIONSBANK OF TEXAS, N.A., as a Lender

Specified Percentage:
         100%

                                           By:
                                              -------------------------------
                                              Suzanne Smith
                                              Vice President

                                           901 Main Street, 67th Floor
                                           Dallas, Texas 75202
                                           Attn: Suzanne Smith
                                                 Vice President

                                   SCHEDULE 1

                              LIBOR LENDING OFFICES


NATIONSBANK OF TEXAS, N.A.
901 Main Street, 67th Floor
Dallas, Texas 75202

                                    EXHIBIT A


                              REVOLVING CREDIT NOTE


Dallas, Texas                    $_____________                November 17, 1997


     LA QUINTA INNS, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of _______________ ("Lender"), at the principal office of _____________________, in lawful money of the United States of America, the principal sum of ________________ DOLLARS ($______), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     The Borrower promises to pay principal of and interest on the unpaid principal balance of Revolving Credit Advances under this Revolving Credit Note from time to time outstanding as set forth in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Administrative Lender for the Lenders, at 901 Main Street, Dallas, Texas 75202, in immediately available funds.

     This Revolving Credit Note is issued pursuant to and evidences Revolving Credit Advances under the Credit Agreement, dated as of November 17, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Lender, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Revolving Credit Note when due.

     The Borrower and all endorsers, sureties and guarantors of this Revolving Credit Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intention to accelerate the maturity of this Revolving Credit Note, and all other notices of any kind, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Revolving Credit Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS REVOLVING CREDIT NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                           LA QUINTA INNS, INC.

                                           By:
                                              -------------------------------
                                              William S. McCalmont
                                              Senior   Vice   President-Chief
                                              Financial Officer

                                    EXHIBIT B

                                    GUARANTY

     This Guaranty, dated as of November 17, 1997 (this "Guaranty"), is made by the entities listed on the signature pages hereof (all such entities being collectively called the "Guarantors").

                                   BACKGROUND.

     1. La Quinta Inns, Inc., a Texas corporation ("Company"), NationsBank of Texas, N.A., as Administrative Lender ("Administrative Lender") on behalf of NationsBank of Texas, N.A. and each other lender, and each other lender (singly, a "Lender" and collectively, the "Lenders") have entered into the Credit Agreement, dated as of November 17, 1997 (as hereafter amended or otherwise modified from time to time, the "Credit Agreement"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

     2. Pursuant to the Credit Agreement, Company may, subject to the terms of the Credit Agreement and the other Loan Papers, request that Lenders make Advances.

     3. It is a condition precedent to the obligation of Lenders to make such Advances that Guarantors guarantee repayment thereof upon the terms and conditions set forth herein.

     4. In the case of each Guarantor which is a corporation, the Board of Directors of each such Guarantor, and in the case of each Guarantor which is a partnership or joint venture, the Board of Directors of each corporation which is a partner or a joint venturer of such Guarantor, have determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of such Guarantor's business and that such Guaranty may reasonably be expected to benefit, directly or indirectly, such Guarantor.

     5. Guarantors desire to induce Lender to make such Advances.

                                   AGREEMENT.

     Now, therefore, in consideration of the premises and in order to induce Lenders to make Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement, Guarantors agree as follows:

     1. Guaranty.

          (a) Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of Company or any other Obligor now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Paper, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Company or any other Obligor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. ss.101 et seq. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "Obligation"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and any rights under this Guaranty.

          (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to Company, other Affiliates of Company or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets, subject to Paragraph 4(a) hereof, to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Obligors of obligations arising under guaranties by such parties.

     2. Guaranty Absolute. Each Guarantor guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Papers, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Administrative Lender or any Lender with respect thereto; provided, however, nothing contained in this Guaranty shall require any Guarantor to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of each Guarantor hereunder are independent of the obligations of Company under the Credit Agreement and of the obligations of each other Obligor under each other Loan Paper and any Applicable Law. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) the taking or accepting of any other security or guaranty for any or all of the Obligation;

          (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any increase, reduction or termination of the Commitment;

          (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ultra vires, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

          (d) any lack of corporate, partnership or other power of Company, any Obligor or any other Person;

          (e) any Debtor Relief Law involving Company, any Guarantor, any Obligor or any other Person;

          (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or Administrative Lender to Company, any Guarantor or any other Obligor; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Paper or other agreement or instrument relating thereto without notification of any Guarantor (the right to such notification being herein specifically waived by each Guarantor);

          (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

          (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

          (i) the failure by any Lender or Administrative Lender to make any demand upon or to bring any legal, equitable, or other action against Company or any other Person (including without limitation any Guarantor or any other Obligor), or the failure or delay by any Lender or Administrative Lender to, or the manner in which any Lender or Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

          (j) the existence of any claim, defense, set-off, or other rights which Company or Guarantor may have at any time against Company, any Lender, Administrative Lender, any Guarantor or any other Obligor, or any other Person, whether in connection with this Guaranty, the Loan Papers, the transactions contemplated thereby, or any other transaction;

          (k) any failure of any Lender or Administrative Lender to notify any Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or Administrative Lender, it being understood that Lenders and Administrative Lender shall not be required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

          (l) any payment by Company to any Lender or Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason any Lender or Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

          (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Company, any Guarantor or any other
     Obligor, including without limitation any defense by reason of any disability or other defense of Company, or the cessation from any cause whatsoever of the liability of Company, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of Company or any other Obligor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of Company, any Guarantor, any other Obligor or otherwise, all as though such payment had not been made.

     3. Waiver. To the extent not prohibited by Applicable Law, each Guarantor hereby waives: (a) promptness, protest, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and notices of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in Section 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Papers; (b) any requirement that Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against Company, any Guarantor, any other Obligor or any other Person or any collateral or pursue any other remedy in Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against Administrative Lender, any Lender, Company, any Guarantor or any other Obligor;
(d) any right to seek or enforce any remedy or right that Administrative Lender or any Lender now has or may hereafter have against Company, any Guarantor, any other Obligor or any other Person (to the extent permitted by Applicable Law);
(e) any right to participate in any collateral or any right benefiting Administrative Lender or Lenders in respect of the Obligation; and (f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against Company, any Guarantor, any other Obligor or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     4.   Subrogation and Subordination.

     (a) Notwithstanding any reference to subrogation contained herein to the contrary, each Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against Company or any other Obligor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender or Administrative Lender against Company, any Guarantor or any other Obligor or any collateral which any Lender or Administrative Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from Company, any Guarantor or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligation shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, Lenders, and shall forthwith be paid to Administrative Lender to be credited and applied upon the Obligation, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Paragraph 4(a) is knowingly made in contemplation of such benefits.

     (b) If any Guarantor becomes the holder of any indebtedness payable by Company, any Guarantor or any other Obligor, such Guarantor hereby subordinates all indebtedness owing to it from Company, any Guarantor and each other Obligor to all indebtedness of Company, any Guarantor and each other Obligor to Lenders and Administrative Lender, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until final payment in full of the obligations of Company under the Credit Agreement, the Notes and all other Loan Papers, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to such Guarantor by Company, any Guarantor or any other Obligor prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of Lenders and Administrative

Lender and shall forthwith be paid to Administrative Lender to be credited and applied to the Obligation, whether matured or unmatured.

     5. Representations and Warranties. Each Guarantor hereby represents and warrants that all representations and warranties as they apply to such Guarantor only set forth in Article 4 of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct. Furthermore, each Guarantor represents that it is Solvent.

     6. Covenants. Each Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Each Guarantor further covenants and agrees (a) punctually and properly to perform all of such Guarantor's covenants and duties under all other Loan Papers; (b) from time to time promptly to furnish Administrative Lender with any information or writings which Administrative Lender may request concerning this Guaranty; and (c) promptly to notify Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

     7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by such Guarantor, Administrative Lender, and, either all Lenders or Determining Lenders, as appropriate, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. Addresses for Notices. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

     9. No Waiver; Remedies. No failure on the part of Administrative Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Papers shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Papers preclude any other or further exercise thereof or the exercise of any other right. Neither Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against Company, any Guarantor, any other Obligor or any other Person, (b) join Company, any Guarantor, any other Obligor or any other Person in any action in which Administrative Lender or any Lender prosecutes collection or seeks to enforce or resort to any remedies against Company, any Guarantor, any other Obligor or any other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) Administrative Lender or any Lender by Company, any Guarantor, any other Obligor or any other Person.

Neither Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

     10. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each Lender and Administrative Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or Administrative Lender to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender or Administrative Lender shall have made any demand under this Guaranty. Each Lender and Administrative Lender agrees promptly to notify such Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application or provide a defense to such Guarantor's obligations under this Guaranty. The rights of each Lender and Administrative Lender under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and Administrative Lender may have.

     11. Liens. To the extent not prohibited by Applicable Law, each Guarantor agrees that Administrative Lender or any Lender, in its discretion, without notice or demand and without affecting either the liability of such Guarantor, Company, any other Guarantor or any other Obligor, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale. Each Guarantor waives any defense to the recovery by Administrative Lender or any Lender hereunder against Company, such Guarantor or any collateral of any deficiency after a nonjudicial sale and each Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, each Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of such Guarantor against Company, any other Guarantor or any other Person or any Collateral or any other collateral. Each Guarantor agrees that such Guarantor is liable, subject to the limitations of Section 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

     12. Continuing Guaranty; Transfer of Notes. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment in full (after the Maturity Date) of the Obligation and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Lender and Administrative Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Papers or any interest therein to any other Person, and such other

Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to such Lender herein or otherwise.

     13. Information. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Company and each other Obligor such information concerning Company's and each Obligor's financial condition or business operations as such Guarantor may require, and that neither Administrative Lender nor any Lender has any duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Company or any Obligor.

     14. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, EACH GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. THIS GUARANTY IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     15. WAIVER OF JURY TRIAL. EACH GUARANTOR, ADMINISTRATIVE LENDER, AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THE CREDIT AGREEMENT.

     16. Ratable Benefit. This Guaranty is for the ratable benefit of Lenders and Administrative Lender, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

     17. Guarantor Insolvency. Should any Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender or Administrative Lender granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Lender and Administrative Lender, a fully-matured, due, and payable obligation of such Guarantor to such Lender and Administrative Lender (without regard to whether Company or any other Obligor is then in default under the Credit Agreement or any other Loan Paper or whether any part of the Obligation is then due and owing by Company or any other Obligor to such Lender or Administrative Lender), payable in full by such Guarantor to such Lender or Administrative Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     19. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           LA QUINTA REALTY CORP.


                                           By:
                                              ----------------------------------
                                              John F. Schmutz
                                              Vice President-Secretary


                                           LA QUINTA PLAZA, INC.

                                           By:
                                              ----------------------------------
                                              John F. Schmutz
                                              Vice President-Secretary


Address for all Guarantors:

112 East Pecan Street, Suite 1200
San Antonio, Texas 78205
                                           LA QUINTA FINANCIAL CORPORATION



                                           By:
                                              ----------------------------------
                                              John F. Schmutz
                                              Vice President-Secretary


                                           LA QUINTA INVESTMENTS, INC.



                                           By:
                                              ----------------------------------
                                              John F. Schmutz
                                              Vice President-Secretary

                                        LQI ACQUISITION CORPORATION


                                        By:
                                           ----------------------------------
                                           John F. Schmutz
                                           Authorized Representative


                                        LA QUINTA MOTOR INNS LIMITED PARTNERSHIP



                                        By:  La Quinta Realty Corp., its General
                                             Partner


                                           By:
                                              ----------------------------------
                                              John F. Schmutz
                                              Vice President-Secretary


                                        LQ-BATON ROUGE JOINT VENTURE

                                        By: La Quinta Inns, Inc., its Managing
                                            General Partner


                                           By:
                                              ----------------------------------
                                              William S. McCalmont
                                              Senior Vice President-Chief
                                              Financial Officer

                                        LQM OPERATING PARTNERS, L.P.

                                        By: La Quinta Realty Corp., its General
                                            Partner

                                           By:
                                              ----------------------------------
                                              John F. Schmutz
                                              Vice President-Secretary

                                        LQ-BIG APPLE JOINT VENTURE

                                        By: La Quinta Inns, Inc., its Partner

                                           By:
                                              ----------------------------------
                                              William S. McCalmont
                                              Senior Vice President-Chief
                                              Financial Officer


                                           By: La Quinta Investments, Inc.,
                                               its Partner

                                               By:
                                                  ------------------------------
                                                  John F. Schmutz
                                                  Vice President-Secretary

                                  LQ-EAST IRVINE JOINT VENTURE

                                  By: La Quinta Inns, Inc., its Partner


                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer


                                  By: La Quinta Investments, Inc., its Partner


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Vice President-Secretary


                                  LQ-INVESTMENTS I

                                  By: La Quinta Inns, Inc., its Managing General
                                      Partner


                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer

                                  By: La Quinta Investments, Inc., a General
                                      Partner


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Vice President-Secretary

                                  LQ-INVESTMENTS II

                                  By: La Quinta Inns, Inc., its Managing General
                                      Partner


                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer


                                  By: La Quinta Investments, Inc., a General
                                      Partner


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Vice President-Secretary


                                  LA QUINTA INNS OF LUBBOCK, INC.


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Secretary


                                  LA QUINTA INNS OF PUERTO RICO, INC.


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Secretary

                                  LA QUINTA DEVELOPMENT PARTNERS, L.P.

                                  By: La Quinta Inns, Inc., its Sole General
                                      Partner


                                      By:
                                         ---------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer


                                  LQ MOTOR INN VENTURE-AUSTIN NO. 530

                                  By: La Quinta Inns, Inc., a General Partner


                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer


                                  By: La Quinta Investments, Inc., a General
                                      Partner


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Vice President-Secretary

                                  LA QUINTA SAN ANTONIO SOUTH JOINT VENTURE

                                  By: La Quinta Inns, Inc., a General Partner

                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer


                                  By: La Quinta Investments, Inc., a General
                                      Partner


                                      By:
                                         --------------------------------------
                                         John F. Schmutz
                                         Vice President-Secretary

                                  LA QUINTA DENVER - PEORIA STREET, LTD.

                                  By: La Quinta Inns, Inc., its General Partner


                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer

                                  LQ-LNL LIMITED PARTNERSHIP

                                  By: La Quinta Inns, Inc., its Managing General
                                      Partner


                                      By:
                                         --------------------------------------
                                         William S. McCalmont
                                         Senior Vice President-Chief Financial
                                         Officer

                                    EXHIBIT C

                            ASSIGNMENT AND ACCEPTANCE

                          Dated _______________, 199__

     Reference is made to the Credit Agreement, dated as of November 17, 1997 (the "Credit Agreement") among La Quinta Inns, Inc., a Texas corporation ("Borrower"), NationsBank of Texas, N.A. as Administrative Lender ("Administrative Lender"), and the lenders parties thereto. Terms defined in the Credit Agreement are used herein with the same meaning.

     __________("Assignor") and ______________ ("Assignee") agree as follows:

         1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, a ___% interest in and to all of Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), with respect to such percentage interest in Assignor's Commitment as in effect on the Effective Date, the principal amount of Revolving Credit Advances owing to Assignor on the Effective Date, and the Revolving Credit Note held by Assignor, subject to the terms and conditions of this Assignment and Acceptance.

     2. Assignor (a) represents and warrants that (i) as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $ ______ and, as of the date hereof, the outstanding principal amount of the Revolving Credit Advances owing to it (without giving effect to assignments thereof which have not yet become effective) is $_____,
(ii) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto or (ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (c) attaches the Revolving Credit Note referred to in Paragraph 1 above to exchange such Revolving Credit Note for new Revolving Credit Notes as follows: a Revolving Credit Note dated ______, 199__, in the principal amount of $ ____ payable to the order of Assignee, and a Revolving Credit Note dated _____, 199__, in the principal amount of $ ____ payable to the order of Assignor.

     3. Assignee (a) confirms that it has received a copy of the Credit Agreement and the other Loan Papers, together with copies of the financial statements referred to in Sections 6.1(a) and 6.1(b) of the Existing Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Lender, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Papers; (c) appoints and authorizes the

Administrative Lender to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Papers, and this Assignment and Acceptance as are delegated to the Administrative Lender by the terms thereof and hereof, together with such powers as are reasonably incidental thereto and hereto; (d) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement, the other Loan Papers, and this Assignment and Acceptance are required to be performed by it as a Lender; [and] (e) specifies the addresses set forth in Schedule I attached hereto as its address for the receipt of notices and as its initial LIBOR Lender Office, respectively[; and (f) attaches the forms prescribed by the IRS certifying as to Assignee's status for purposes of determining exception from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, the other Loan Papers, and this Assignment and Acceptance or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

     4. The effective date for this Assignment and Acceptance shall be _________, 199__ (the "Effective Date").

     5. Upon such acceptance as of the Effective Date and upon the remittance of a $3,500 processing fee to the Administrative Lender, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance from and after the Effective Date, whenever the Administrative Lender shall receive a payment, or whenever the Administrative Lender shall make an application of funds, in respect of any aggregate outstanding principal amount of the Revolving Credit Advances or in respect of any aggregate amount of interest accrued on the Revolving Credit Advances, or in respect of the commitment fee (other than a payment or an application of funds in respect of any amount due and owing to any Lender or the Administrative Lender under Sections 2.9, 5.3, 7.3, 7.5, or 9.2 of the Credit Agreement), the Administrative Lender shall pay over to each of the Lenders an amount equal to
(i) such Lender's Pro Rata Share (as defined below) of such aggregate amount of principal, (ii) such Lender's Pro Rata Share of such aggregate amount of interest, and (iii) such Lender's Pro Rata Share of such aggregate amount of the commitment fee.

     The "Pro Rata Share" of any aggregate amount means, with respect to such Lender, the amount equal to the product obtained by multiplying (i) such aggregate amount and (ii) a fraction, the numerator of which is such Lender's Commitment, or after the Revolving Credit Advances have been made, the principal amount of the Revolving Credit Advances owing to such Lender and the denominator of which is the sum of the Commitments of all of the Lenders, or after the Revolving Credit Advances have been made, the aggregate principal amount of the Revolving Credit Advances owing to all of the Lenders.

     7. In the event that, after the Administrative Lender has paid to any Lender its Pro

Rata Share of any such payment received by the Administrative Lender or any such application made by the Administrative Lender, such payment or application is rescinded or must otherwise be returned or must be paid over by the Administrative Lender for any reason, such Lender shall, upon notice by the Administrative Lender, forthwith pay back to the Administrative Lender such Lender's Pro Rata Share of the amount so rescinded or so returned or paid over.

     8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. Without excluding any other jurisdiction, Assignee agrees that the courts of Texas will have jurisdiction over proceedings in connection herewith.

     9. Assignee's Specified Percentage shall be ____%.

     10. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                                  [NAME OF ASSIGNOR]


                                  By:
                                     ------------------------------

                                     Name:
                                           ------------------------
                                     Title:
                                           ------------------------


                                  [NAME OF ASSIGNOR]


                                  By:
                                     ------------------------------

                                     Name:
                                           ------------------------
                                     Title:
                                           ------------------------



Accepted this ___ day of ________, 199___

NATIONSBANK OF TEXAS, N.A.,
as Administrative Lender

By:
   ------------------------------

   Name:
         ------------------------
   Title:
         ------------------------


LA QUINTA INNS, INC.


By:
   ------------------------------

   Name:
         ------------------------
   Title:
         ------------------------

                                   Schedule I

                               ASSIGNEE'S ADDRESS



1.   Address for the Advances and Receipt of Notices


2.   Initial LIBOR Lending Office

                                    EXHIBIT D

                       [Form of Confidentiality Agreement]

                            CONFIDENTIALITY AGREEMENT

                                                                          [Date]


[Insert Name and Address
of Prospective Participant
or Assignee]

     Re: Credit Agreement, dated as of November 17, 1997, among La Quinta Inns, Inc. (the "Borrower"), the Lenders a party thereto, and NationsBank of Texas, N.A., as Administrative Lender.

Dear ______________:

     As a Lender party to the above-referenced Credit Agreement (the "Credit Agreement"; capitalized terms used herein shall have the same meaning given to them in the Credit Agreement), we have agreed with the Borrower pursuant to
Section 10.10 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Borrower as being confidential at the time the same is delivered to us pursuant to the Credit Agreement.

     As provided in said Section 9.10, we are permitted to provide you, as a prospective [Participant] [Assignee], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

     Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (A) such information will not be used by you except in connection with the proposed [Participation] [Assignment] mentioned above and
(B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel or to counsel for any of the Lenders or the Administrative Lender, (iii) to bank examiners, auditors or accountants of any of the Lenders, (iv) to the Administrative Lender, or any other Lender, (v) in connection with any litigation to which you or any one or more of the Lenders are a party; provided, further, that, unless specifically prohibited by Applicable Law or court order, you agree, prior to disclosure thereof, to notify the Borrower of any request for disclosure of any such non-public information (x) by any governmental agency or representative thereof (other than

______________, 199__
Page 2


any such request in connection with an examination of your financial condition by such governmental agency) or (y) pursuant to legal process; and provided, finally, that in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

     Would you please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.

                                      Very truly yours,

                                         __________________________________

                                         By:_______________________________

                                         Title:____________________________


THE FOREGOING IS AGREED TO AS
OF THE DATE OF THIS LETTER.


By:  ________________________

     Name:___________________

     Title:__________________